                         PACIFIC HORIZON INCOME FUNDS
                              SEMI-ANNUAL REPORT
                               AUGUST 31, 1996




                          SHORT-TERM GOVERNMENT FUND





                              INVESTING FOR ALL
                            THE TIMES OF YOUR LIFE


                               NOT FDIC INSURED

                          PACIFIC HORIZON FUNDS, INC.
                     3435 Stelzer Road, Columbus, OH 43219
                                 1-800-332-3863

        INVESTMENT ADVISER                            INDEPENDENT ACCOUNTANTS
 Bank of America National Trust and                     Price Waterhouse LLP
        Savings Association                         1177 Avenue of the Americas
       555 California Street                             New York, NY 10036
      San Francisco, CA 94104

         ADMINISTRATOR                                       FUND COUNSEL
  Concord Holding Corporation                           Drinker Biddle & Reath
       3435 Stelzer Road                                 1345 Chestnut Street
       Columbus, OH 43219                               Philadelphia, PA 19107

                                  DISTRIBUTOR
                         Concord Financial Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America. Bank of America serves as investment adviser and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                        Contents

                             PACIFIC HORIZON FUND FACTS          2-3

                             UNDERSTANDING YOUR SHAREHOLDER
                               REPORT                            4-6

                             ECONOMIC REVIEW FROM THE
                               INVESTMENT ADVISER                8-9

                             INTERVIEW WITH YOUR
                               INVESTMENT MANAGER              10-12

                             PACIFIC HORIZON SHORT-TERM
                               GOVERNMENT FUND

                               Portfolio of Investments           13

                               Statement of Assets
                                  and Liabilities                 14

                               Statement of Operations            15

                               Statements of Changes
                                  in Net Assets                   16

                               Notes to Financial Statements   17-20

                               Financial Highlights               21

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others, the money market funds, strive to maintain a stable net asset value but offer no growth potential.

------------------------------------------------------------------------------------
                 FUND NAME                             INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
 International Equity                         Long-Term Capital Growth
 .....................................................................................
 Aggressive Growth                            Maximum Capital Appreciation
 .....................................................................................
 Blue Chip                                    Long-Term Capital Appreciation
 .....................................................................................
 Capital Income                               Total Investment Return
 .....................................................................................
 Asset Allocation                             Long-Term Growth
 .....................................................................................
 Corporate Bond                               High Current Income
 .....................................................................................
 Intermediate Bond                            Income and Capital Appreciation
 .....................................................................................
 U.S. Government Securities                   High Level of Current Income
 .....................................................................................
 Short-Term Government                        High Current Income with Relative
                                              Stability of Principal
 .....................................................................................
 National Municipal Bond*                     High Level of Federal Tax-Free
                                              Current Income
 .....................................................................................
 California Tax-Exempt Bond*                  High Level of Federal and California
                                              Tax-Free Current Income
 .....................................................................................
 Money Market Funds+                          High Current Income Plus Principal
 - Prime                                      Stability
 - Treasury
 - Government
 - Treasury Only
 .....................................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                           High Level of Federal Tax-Free Current
                                              Income Plus Principal Stability
 - California Tax-Exempt Money Market         High Level of Federal and California
                                              Tax-Free Current Income Plus Principal
                                              Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the Federal Alternative Minimum Tax and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your investment specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

------------------------------------------------------------------------------------
  PORTFOLIO CONSISTS PRIMARILY OF ...               APPROPRIATE FOR INVESTORS WHO SEEK
------------------------------------------------------------------------------------
 Foreign Equity Securities                 Diversification into foreign equity markets with
                                           associated risk.
 ................................................................................................
 Small Capitalization Stocks               Higher-than-average long-term growth potential with
                                           higher-than-average risk.
 ................................................................................................
 Blue Chip Stocks                          Long-term growth potential from investments in the
                                           stocks of well-established companies.
 ................................................................................................
 Convertible Bonds and Convertible         Combined potential for current income and capital
 Preferred Stocks                          appreciation.
 ................................................................................................
 Stocks, Bonds and Cash Equivalents        Long-term growth potential and current income from
                                           stocks and bonds.
 ................................................................................................
 Investment-Grade Corporate Debt           High monthly income potential with reasonable
                                           investment risk.
 ................................................................................................
 Investment-Grade Corporate and U.S.       Regular monthly income from a diversified portfolio
 Government Securities                     of investment-grade securities.
 ................................................................................................
 GNMAs and Other U.S. Government           High monthly income potential and low credit risk.
 Securities
 ................................................................................................
 U.S. Government and Government Agency     Monthly income and relative stability of investment.
 Securities
 ................................................................................................
 Investment-Grade Municipal Debt           Monthly tax-free income.
 Securities
 ................................................................................................
 Investment-Grade California               High monthly double tax-free income.
 Municipal Securities
 ................................................................................................
 High-Quality Corporate and/or U.S.        A flexible, convenient way to manage or accumulate
 Government Short-Term Obligations         cash while waiting for other investment
                                           opportunities.
 ................................................................................................
 Short-Term Municipal Obligations          A tax-free way to manage or accumulate cash while
                                           waiting for other investment opportunities.
 Short-Term California Municipal           A tax-free way to manage or accumulate cash while
 Obligations                               waiting for other investment opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The financial statements and financial highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.
The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy
and how it affects the
financial markets.                        [ARTWORK]

The INTERVIEW WITH YOUR
INVESTMENT MANAGER enables you
to gain insight into the
Fund's investments and learn
more about the Fund manager's
strategies.

                            Because a picture or chart can help clarify the
                            text, the investment management team may have
[ARTWORK]                   illustrated the most important features of the Fund.
                            The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.

The financial statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
[ARTWORK]                         NET ASSETS REPRESENTED BY INVESTMENTS IN THAT
                                  SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
                                  OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES
[ARTWORK]
                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

                                  ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD
[ARTWORK]
                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                  DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

[ARTWORK]                         DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED
                                  GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios (such as the total investment return for each period), the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The financial markets were volatile during the six-month period ended August 31, 1996, due to uncertainty about the economy, interest rates and corporate earnings. As the period began, strong corporate earnings encouraged investors to expect higher stock prices. But during the summer investors were confronted with relatively poor early announced earnings reports as compared to the same quarter the previous year.

At the same time, there were signs that the economy was growing much faster than expected. Some factors that restrained economic growth during the early part of 1996 were behind us -- in particular, the General Motors and Boeing strikes, the government shutdown and bad weather -- and the economy grew at a surprisingly strong rate of 4.7% during the second quarter. As a result, investors worried that the Federal Reserve would increase short-term interest rates to slow growth and keep a tight rein on inflation.

MIXED SIGNALS
IN THE MARKETS

Meanwhile, other economic indicators, including a high level of inventory buildup and relatively weak retail sales figures, suggested that the economy might be losing steam. The result: Stocks and bonds declined sharply in July, but rebounded somewhat in August. For the period, the Standard & Poor's 500 Stock Index gained 2.96%. Also, the bellwether 30-year Treasury bond was down 5.12%.

The best-performing stock market sectors during the recent period were capital goods and selected technology issues, both of which gained more than 13%. More defensive sectors of the market also performed well. These included stocks in the consumer staples sector and the financial services sector, where stocks gained roughly 10% during the period.

We expect corporate earnings to grow at a rate of about 7% for 1996 -- slower than the double-digit growth of last year, but still strong in absolute terms. That said, profit growth at many firms will look modest compared to their gains of a year ago. As a result, many companies may pre-announce any disappointing third-quarter earnings expectations to prevent their stock prices from stumbling too much when they announce the actual numbers.

Although inflation does not appear too threatening -- apart from some concerns about rising wages -- we expect the Federal Reserve to debate the question of whether to raise rates through year end. We expect the economy to slow down a bit, returning to a more sustainable growth rate of around 2% to 2.5% as calendar year 1996 nears its close. Some reasons for the projected slower growth include increased corporate downsizing, rising consumer debt from credit cards and loans, a general buildup of company inventories and some slower than expected growth in overseas economics.

GOOD VALUES IN
SELECTED SECTORS

Looking ahead, we are slightly more bullish about stocks than bonds over the next six months. Some specific equity sectors that we like include capital goods, health care and select areas of technology. We believe that all of these sectors represent good value and have reasonable earnings outlooks over the next six months.

Our fixed-income outlook is also positive. We believe the yield curve may flatten, with short-term rates rising more than long-term rates.

Therefore, we expect our bond funds to take a barbell approach to investing, with portfolios that concentrate heavily on both short- and long-term issues. This will provide us the potential to pick up extra yield on both long- and short-term bonds, while positioning the Funds to pick up some capi-tal gains when long-term rates ease. We will also emphasize high-quality, highly liquid fixed-income issues.

A wild card in the outlook for the financial markets is the Congressional and Presidential elections in November. Most investors expect the Republican party to remain in control of Congress. If they are proven wrong, we may see fiscal policy changes that might lead to increased volatility in the markets.

Sincerely,
Keith Wirtz
Drew Brahos
Bank of America NT&SA,
Investment Advisers to the
Pacific Horizon Funds

PACIFIC HORIZON
SHORT-TERM GOVERNMENT FUND


STEVEN L. VIELHABER
Director of Taxable Fixed Income
Bank of America NT&SA

Mr. Vielhaber is a leading member of the investment management team for the Short-Term Government Fund.

GOAL:

The Pacific Horizon Short-Term Government Fund seeks high current income consistent with relative stability of principal.

INVESTMENTS:

The Fund invests in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

APPROPRIATE FOR:

Investors who want income from securities issued or guaranteed by the U.S. Government or its enterprises and relative stability of principal.

INCEPTION:

August 2, 1996

SIZE OF FUND AS OF
AUGUST 31, 1996:

About $3 million


Q
    WHAT TYPE OF INVESTOR SHOULD CONSIDER THIS FUND?

A
    Investors who are risk averse, but can accept a modest amount of volatility in exchange for potentially higher yields than they may find in a money market fund (money market funds are managed to maintain a stable NAV). The Fund, which was launched August 2, 1996, may also be a good alternative for investors who want a place to hold liquid investments as part of their long-term asset allocation strategies. However, it is not a replacement for money market funds or other vehicles that can offer investors instant liquidity.

Q
    HOW ARE YOU MANAGING THE
    FUND?

A
    The Fund's portfolio is currently being managed as a conservative U.S. Treasury and Government fund. We are maintaining an average duration consistent with that of a one-year U.S. Treasury bill. (Duration is the measure of a portfolio's sensitivity to changes in interest rates.) In the short run, we are investing new assets in Treasuries with maturities of approximately 15 months. These tend to be inexpensive because money market funds typically cannot extend their maturities beyond 13 months. The Fund also holds smaller positions in Treasuries that mature in about six months.

Q
    HOW WILL YOU MANAGE THE FUND GOING FORWARD?

A
    Once the Fund's assets grow to around $40 million, we plan to begin to diversify into various mortgage products, such as conservative CMOs (collateralized mortgage obligations). But we will continue to maintain the Fund's duration consistent at about one year. In fact, as a matter of strategy we do not intend to make significant bets on interest rates. Instead, we intend to manage the Fund as a liquid and risk-averse offering.

Q
    WHAT IS YOUR OUTLOOK FOR THE SHORT-TERM GOVERNMENT BOND MARKET DURING THE NEXT SIX MONTHS?

A
    We expect the economy to slow to a 2% to 2.5% annual growth rate late this year or early next year. But we also are concerned that there are increasing inflationary pressures within the labor market. Thus, we expect the Federal Reserve to tighten monetary policy by raising both the federal funds rate and the discount rate. That said, the Fed has achieved some amount of price stability, so changes in monetary policy probably will be somewhat muted. If we are correct in this forecast, interest rates will be relatively stable for the near term.

Longer term, we are keeping our eye on the changing demographic landscape -- in particular the aging of the population, which we expect to lead to increased saving and less consumption. The combination of these two developments could lead to lower interest rates and a positive environment for fixed-income investments and the Fund.

---------------
The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.

AGGREGATE TOTAL RETURN
AS OF AUGUST 31, 1996
---------------------------------------

                           SHORT-TERM
                        GOVERNMENT FUND
                        WITHOUT    WITH
                         SALES    SALES
                        CHARGE    CHARGE
---------------------------------------
A Shares
 Since Inception+
 (8/2/96)                0.26%    -4.24%
---------------------------------------

---------------
+ Performance quoted is not annualized.

Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions.

PACIFIC HORIZON
SHORT-TERM GOVERNMENT FUND
(AS OF AUGUST 31, 1996)
                                            QUALITY

                                            Investing in Short-Term U.S.
                                            Government Securities

PORTFOLIO COMPOSITION*                      The Pacific Horizon Short-Term
                                            Government Fund has a policy that it
                                            will invest primarily in securities
[CHART]                                     issued or guaranteed by the U.S.
                                            Government, and its agencies,
                                            instrumentalities or sponsored
                                            enterprises. The flexibility to
                                            invest in different types of
                                            securities can help to maximize
                                            performance, while diversification
                                            can help to reduce risk. By
                                            investing primarily in high-quality
                                            U.S. Government securities, the Fund
                                            seeks to stabilize short-term
                                            performance.


U.S. TREASURY NOTES                    43.8
CASH                                    2.5
U.S. TREASURY BILLS                    53.7

-----------------------------------------------------------
* The composition of the Fund's
  holdings is subject to change.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                               PRINCIPAL
                                                                  MATURITY      AMOUNT         VALUE
                     DESCRIPTION                        RATE        DATE         (000)        (NOTE 2)
-----------------------------------------------------   -----     ---------    ---------     ----------
U.S. TREASURY OBLIGATIONS -- 97.5%
U.S. TREASURY NOTES -- 43.8%
 U.S. Treasury Notes.................................   5.375%     11/30/97     $ 1,305      $1,295,095
                                                                                             ----------
                                                                                              1,295,095
                                                                                             ----------
U.S. TREASURY BILLS -- 53.7%
 U.S. Treasury Bills.................................   5.100%     01/30/97         100          97,824
 U.S. Treasury Bills.................................   5.075%     01/30/97         240         234,778
 U.S. Treasury Bills.................................   5.065%     01/30/97         155         151,627
 U.S. Treasury Bills.................................   5.090%     01/30/97         150         146,736
 U.S. Treasury Bills.................................   5.060%     01/30/97         140         136,954
 U.S. Treasury Bills.................................   5.045%     01/30/97         440         430,425
 U.S. Treasury Bills.................................   5.200%     01/30/97         400         391,296
                                                                                             ----------
                                                                                              1,589,640
                                                                                             ----------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $2,889,292)...................................                                         2,884,735
                                                                                             ----------
TOTAL INVESTMENTS
 (COST $2,889,292) (A) -- 97.5%......................                                         2,884,735
 Other assets in excess of liabilities -- 2.5%.......                                            74,121
                                                                                             ----------
NET ASSETS -- 100.0%.................................                                        $2,958,856
                                                                                             ============

---------------

Percentages indicated are based on net assets of $2,958,856.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

            Unrealized appreciation.......................................    $     --
            Unrealized depreciation.......................................      (4,557)
                                                                              --------
            Net unrealized appreciation...................................    $ (4,557)
                                                                              ========

See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value (cost $2,889,292)...................   $2,884,735
  Receivable for Portfolio shares sold...................................      100,000
  Receivable from Advisor................................................       14,000
  Interest receivable....................................................       18,250
                                                                            ----------
Total assets.............................................................    3,016,985
                                                                            ----------
LIABILITIES
  Cash overdraft.........................................................       34,882
  Reports to shareholders................................................       14,000
  Dividends payable......................................................        9,247
                                                                            ----------
Total liabilities........................................................       58,129
                                                                            ----------
NET ASSETS...............................................................   $2,958,856
                                                                            ==========
Shares Outstanding ($0.001 par value, 150 million shares authorized).....      296,406
                                                                            ==========
CALCULATION OF MAXIMUM OFFERING PRICE:
  Net asset value and redemption price per share.........................       $ 9.98
  Sales charge -- 4.50% of public offering price.........................         0.47
  Maximum Offering Price.................................................       $10.45
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par.........................................   $      296
  Additional paid-in capital.............................................    2,963,188
  Accumulated undistributed net realized losses on investment
    transactions.........................................................          (71)
  Net unrealized depreciation of investments.............................       (4,557)
                                                                            ----------
NET ASSETS, AUGUST 31, 1996..............................................   $2,958,856
                                                                            ==========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Statement of Operations
For the Period from August 2, 1996 through August 31, 1996(a) (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest.....................................................                  $  9,247
                                                                                 --------
EXPENSES:
  Advisory fees................................................   $     390
  Administration fees..........................................         312
  Shareholder service fees.....................................         390
  Transfer agent fees and expenses.............................         960
  Custodian fees and expenses..................................       1,056
  Audit fees...................................................       4,512
  Reports to shareholders......................................      19,152
  Fund accounting fees and expenses............................       3,200
  Insurance expense............................................          32
  Registration fees............................................       3,296
  Other expenses...............................................         576
                                                                  ---------
                                                                     33,876
Less: Fee waivers and expense reimbursements...................     (33,876)           --
                                                                  ---------      --------
  Net Investment Income........................................                     9,247
                                                                                 --------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
  Net realized losses on securities transactions...............                       (71)
  Net change in unrealized depreciation of investments.........                    (4,557)
                                                                                 --------
Net Loss on Investments........................................                    (4,628)
                                                                                 --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........                  $  4,619
                                                                                  =======

---------------

(a) Period from commencement of operations.


See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE PERIOD
                                                                       FROM
                                                                  AUGUST 2, 1996
                                                                     THROUGH
                                                                AUGUST 31, 1996(A)
                                                                   (UNAUDITED)
                                                                ------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income......................................       $    9,247
  Net realized losses on securities transactions.............              (71)
  Net change in unrealized depreciation of investments.......           (4,557)
                                                                ------------------
  Net increase in net assets resulting from operations.......            4,619
                                                                ------------------
Distributions to shareholders from net investment income.....           (9,247)
                                                                ------------------
PORTFOLIO SHARE TRANSACTIONS:
  Net proceeds from shares subscribed........................        3,304,507
  Cost of shares redeemed....................................         (341,023)
                                                                ------------------
  Net increase in net assets from Portfolio share
    transactions.............................................        2,963,484
                                                                ------------------
Total Increase                                                       2,958,856
NET ASSETS:
  Beginning of period........................................               --
                                                                ------------------
  End of period..............................................       $2,958,856
                                                                =====================

---------------

(a) Period from commencement of operations.

See Notes to Financial Statements.

PACIF IC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Pacific Horizon Funds, Inc. (The "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At August 31, 1996, the Fund operated as a series company comprising seventeen portfolios. The accompanying financial statements and notes are those of the Pacific Horizon Short-Term Government Fund (the "Portfolio"). The Portfolio seeks to provide investors with a high level of current income, consistent with relative stability of principal.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. Concord Holding Corporation ("Concord") serves as the Fund's administrator and Concord Financial Group, Inc. (the "Distributor"), a wholly owned subsidiary of Concord, serves as the distributor of the Fund's shares. Effective March 29, 1995, Concord became a wholly owned subsidiary of The BISYS Group, Inc ("BISYS").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A) PORTFOLIO VALUATIONS:

    Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price on the date of valuation or, if none is available, at the mean between the current quoted bid and asked prices on the date of valuation as provided by investment dealers.

    Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between principal amount due at maturity and such valuation.

B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including accretion of discount and amortization of premium, is accrued daily.

C) DIVIDENDS AND DISTRIBUTIONS:

    The Portfolio declares dividends daily to shareholders of record on the day of declaration from net investment income. Such dividends are declared daily and paid monthly. Net realized gains, if any, will be distributed at least annually. However, to the extent net realized gains can be offset by capital loss carryovers of the Portfolio, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or net distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D) FEDERAL INCOME TAXES:

    It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E) OTHER:

    The Fund accounts separately for the assets, liabilities and operations of each portfolio. Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while Fund expenses attributable to more than one portfolio of the Fund are allocated among the respective portfolios.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Portfolio has an Investment Advisory Agreement with Bank of America, an Administration Agreement with Concord and a Distribution Agreement with the Distributor. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets. Pursuant to the terms of the Administration Agreement, Concord is entitled to a fee from the Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.20%, of the Portfolio's average daily net assets. For the period from August 2, 1996 (commencement of operations) through August 31, 1996, Bank of America and Concord voluntarily waived fees from the Portfolio amounting to $390 and $312, respectively.

    The Investment Advisory and Administration Agreements provide that if, in any fiscal year, the operating expenses of the Portfolio (generally excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed the most restrictive expense limitation of any state having jurisdiction over the Portfolio, then Bank of America and Concord will reimburse the Portfolio for any such excess expenses. At August 31, 1996, the most restrictive expense limitation is believed to limit expenses to 2.5% of the first $30 million of the Portfolio's average daily net assets, plus 2.0% of the next $70 million of such assets, plus 1.5% of such assets in excess of $100 million. These agreements provide that such reimbursements will be estimated and paid on a monthly basis. The Adviser reimbursed the Portfolio for operating expenses amounting to $18,784 for the period ended August 31, 1996.

    For the period ended August 31, 1996, the Distributor advised the Portfolio that it retained no commissions on sales of the Portfolio's shares. For the same period, Bank of America and its affiliates advised the Portfolio that they retained no commissions on sales of the Portfolio's shares.

    The Portfolio has a Shareholder Service Plan (the "Plan") under which the Portfolio pays for shareholder servicing expenses related to Portfolio shares. Under the Plan, payments by the Portfolio for shareholder servicing expenses may not exceed 0.25% (annualized) of each Portfolio's average daily net assets. For the period ended August 31, 1996, shareholder service fees incurred pursuant to the Plan totaled $390. The Portfolio was advised that of this amount, the Distributor and affiliates of the Bank of America waived all fees related to the Plan. The Plan provides that if, in any month, the fees paid to the Distributor are less than the costs incurred by the Distributor, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred.

    Effective December 11, 1995, BISYS Fund Services, also a wholly owned subsidiary of BISYS, serves the Fund as transfer agent and dividend disbursing agent. In this capacity for the Portfolio, BISYS Fund Services earned $960 for the period from August 2, 1996 through August 31, 1996.

    Certain officers of the Fund are "affiliated persons" (as defined in the Act) of Concord.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Fund is entitled to an annual retainer of $25,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting and the Chairman of each Committee receives an annual retainer of $1,000 for services as Chairman of the Committee. In addition, the Fund's President is entitled to an annual salary of $20,000 for services as President. The former President and Chairman of the Fund receives an additional $40,000 per year through February 28, 1997 in consideration of his services.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a direc-tor will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Fund during the year of such payment. A Director who dies or resigns after nine years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Fund during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994. Aggregate costs to the Portfolio pursuant to the Retirement Plan amounted to $32 for the period ended August 31, 1996. There were no charges for directors' fees incurred by the Portfolio for the period ended August 31, 1996.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the period ended August 31, 1996, the cost of purchases and the proceeds from sales of Portfolio securities (excluding short-term investments) amounted to $1,437,489 and $139,191, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    At August 31, 1996, there were 150 million shares of the Fund's $0.001 par value capital stock authorized, of which one billion shares were classified as Class U Common Stock (Short-Term Government Fund).

    Transactions in shares of common stock of the Portfolio are summarized below:

                                      PERIOD ENDED
                                       AUGUST 31,
                                          1996*
                                       (UNAUDITED)
                                      -------------
Shares subscribed...................     330,511
Shares redeemed.....................     (34,105)
Net increase........................     296,406

---------------

* For the period from August 2, 1996 (commencement of operations) to August 31, 1996.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                           PERIOD FROM
                                                                            AUGUST 2,
                                                                             THROUGH
                                                                            AUGUST 31,
                                                                             1996(A)
                                                                           (UNAUDITED)
                                                                           ------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD...........................     $10.00
                                                                              ------
Income from Investment Operations:
  Net investment income..................................................       0.05
  Net realized and unrealized losses on securities.......................      (0.02)
                                                                              ------
Total income from investment operations..................................       0.03
                                                                              ------
Less dividends and distributions:
  Dividends from net investment income...................................      (0.05)
                                                                              ------
Net change in net asset value per share..................................      (0.02)
                                                                              ------
NET ASSET VALUE PER SHARE, END OF YEAR...................................     $ 9.98
                                                                              ======
Total return (excludes sales charge).....................................       0.26%++
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000)..........................................     $2,959
  Ratio of expenses to average net assets................................       0.00%+
  Ratio of net investment income to average net assets...................       6.04%+
  Ratio of expenses to average net assets*...............................      22.11%+
  Ratio of net investment loss to average net assets*....................     (16.08)%+
  Portfolio turnover rate................................................          5%

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 + Annualized.

 ++ Unannualized.

(a) Period from commencement of operations.

See Notes to Financial Statements.

For more information, complete the following form and mail it to:

                             Pacific Horizon Funds
                        1230 Columbia Street, Suite 500
                              San Diego, CA 92101

 ...............................................................................
First Name                                  Last Name

 ...............................................................................
Street Address

 ...............................................................................
City                             State                   Zip Code

 ...............................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.
[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ...............................................................................
    Name of Broker

 ...............................................................................
    Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

    Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund          [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund             [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                     [ ] Short-Term Government Fund
       [ ] Capital Income Fund                [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund              [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                                           Money Market Funds
       [ ] Prime Fund                         [ ] Treasury Only Fund
       [ ] Treasury Fund                      [ ] Tax-Exempt Money Fund
       [ ] Government Fund                    [ ] California Tax-Exempt Money Market Fund

Additional Comments:

 ..............................................................................
 ..............................................................................
 ..............................................................................
 ..............................................................................
 ..............................................................................
 ..............................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

                         [PACIFIC HORIZON FUNDS LOGO]

                  Concord Financial Group, Inc., Distributor

    SGB-0002